Filed Pursuant to Rule 497(e)
1933 Act File Nos. 333-114371 and 033-16812
1940 Act File Nos. 811-21556 and 811-05308

Perritt MicroCap Opportunities Fund

Perritt Emerging Opportunities Fund

August 6, 2010

Supplement to the
Prospectus dated February 28, 2010

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

Investment Information Services, Inc. (“IIS”), a Delaware corporation, is the parent corporation of Perritt Capital Management, Inc., an Illinois corporation and the current investment adviser to the Perritt MicroCap Opportunities Fund, the sole series of Perritt MicroCap Opportunities Fund, Inc., and the Perritt Emerging Opportunities Fund, the sole series of Perritt Funds, Inc. (each a “Fund” and, collectively, the “Funds”).  IIS is currently controlled by Dr. Gerald W. Perritt, who owns 50% of IIS.  Pursuant to a proposed transaction between Dr. Perritt and Michael J. Corbett, Dr. Perritt will transfer control of IIS to Mr. Corbett, effective as of October 5, 2010 (the “Transaction”).  The Transaction will result in Mr. Corbett owning 50.5% of IIS.  As part of the Transaction, certain shares of IIS will be retired and Dr. Perritt will sell his interest in IIS to Mr. Corbett, in consideration for a cash payment on the closing date, with additional payments to follow subject to a number of conditions.

In connection with the Transaction, the Board of Directors is seeking shareholder approval of a new investment advisory agreement for each of the Funds between the applicable Fund and Perritt Capital Management, Inc. (the current advisory agreements and the new advisory agreements are substantially identical, including the fees payable by the Funds), changes to certain current fundamental investment restrictions of the Perritt MicroCap Opportunities Fund and the election of three directors.  Specifically, on June 25, 2010, the Funds’ Board of Directors approved each of the new investment advisory agreements with Perritt Capital Management, Inc. and directed that each be submitted to the Funds’ shareholders for their approval, along with the other proposals referenced above, at a special meeting of shareholders to be held on September 30, 2010.  Proxy materials for the special meeting will be mailed to shareholders soon.

The new ownership structure of IIS will not result in any significant changes for existing shareholders of the Funds, as the portfolio managers and key personnel after the Transaction will be the same individuals who served in those capacities before the Transaction, with the exception of Dr. Perritt ceasing to serve as a portfolio manager (effective as of October 5, 2010) and not standing for reelection as a director.  Dr. Perritt will continue to serve as a director until his successor’s election is effective on October 5, 2010.

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This Supplement is dated August 6, 2010.  Please retain this Supplement for future reference.